Exhibit 10.1

WAIVER AND FIRST AMENDMENT

THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 2, 2013 among PENN VIRGINIA HOLDING CORP. (the “the Borrower”), PENN VIRGINIA CORPORATION (the “the Parent”), the various lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, various lenders and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that it intends to enter into a stock purchase agreement pursuant to which it or one or more of its Restricted Subsidiaries will acquire 100% of the issued and outstanding shares of stock (the “Acquisition Stock”) of a Person primarily engaged in the acquisition, exploration, development, financing, ownership, operation, production, maintenance, storage, transportation, gathering, processing and marketing of Hydrocarbons, Hydrocarbon Interests and Oil and Gas Properties and related activities in the United States (the “Acquisition”); and

WHEREAS, in order to fund a portion of the consideration to be paid to the seller of the Acquisition Stock (the “Seller”), the Parent or the Borrower may incur additional unsecured Indebtedness in an aggregate principal amount not to exceed $250,000,000 at any time outstanding under a new senior unsecured bridge credit facility (the “Bridge Facility”); and

WHEREAS, in order to fund a portion of the consideration to be paid to the Seller, the Parent may issue to the Seller 10,000,000 shares of common Equity Interests of the Parent at $4.00 per share (the “Acquisition Equity”) subject to certain agreements and undertakings, including, without limitation, a covenant to repurchase some or all of the Acquisition Equity with the proceeds of certain subsequent offerings by the Parent of its Equity Interests (the “Acquisition Equity Repurchase”); and

WHEREAS, the Borrower and the Parent have requested that the Administrative Agent and the Lender amend the Credit Agreement as described herein in order to permit the consummation of the Acquisition, permit the incurrence of Indebtedness under the Bridge Facility and permit the consummation of the Acquisition Equity Repurchase; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement as requested by the Parent and the Borrower, subject to the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Waivers and Consents. Notwithstanding anything to the contrary contained in the Credit Agreement, the Administrative Agent and the Majority Lenders hereby waive:

(a) Section 6.04 of the Credit Agreement (which restricts the ability of the Parent, the Borrower and Restricted Subsidiaries to make certain Investments) insofar as, and only insofar as, necessary to permit the Acquisition (and the consummation thereof) notwithstanding that the cash consideration to be paid to the Seller exceeds the $100,000,000 limitation set forth in clause (viii) of the definition of “Permitted Corporate Acquisition”; provided that each of the other requirements or conditions of the definition of “Permitted Corporate Acquisition” shall have been satisfied (or waived by the Majority Lenders) at the time of the Acquisition is consummated; and

(b) Section 6.06 of the Credit Agreement (which restricts the ability of the Parent, the Borrower and Restricted Subsidiaries to make certain restricted payments) insofar as, and only insofar as, necessary to permit the Acquisition Equity Repurchase.

Section 3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

“2013 Acquisition” means the acquisition by the Borrower or one or more of its Restricted Subsidiaries of 100% of the issued and outstanding shares of stock of a Person primarily engaged in the acquisition, exploration, development, financing, ownership, operation, production, maintenance, storage, transportation, gathering, processing and marketing of Hydrocarbons, Hydrocarbon Interests and Oil and Gas Properties and related activities in the United States.

“Bridge Facility” means the proposed senior unsecured bridge credit facility for the Parent (a) in an aggregate principal amount not to exceed $250,000,000, (b) the proceeds of which are used to fund a portion of the 2013 Acquisition, (c) that has terms and conditions customary for a bridge financing of similar type, tenor and amount and (d) that does not contain any financial covenant that is more onerous to the Parent, the Borrower and the Restricted Subsidiaries than those imposed by this Agreement.

(b) The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is amended by inserting the words “or the Bridge Facility” immediately before the words “(the “Refinanced Indebtedness”)” therein.

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(c) Section 6.01(j) of the Credit Agreement is amended and restated to provide as follows:

“(j) unsecured Indebtedness under (a) Unsecured Notes (other than the Unsecured Notes outstanding on the Effective Date and any Permitted Refinancing Indebtedness in respect thereof) or the Bridge Facility and any Guarantees of any Credit Party in respect thereof, provided that (1) such Unsecured Notes and any Unsecured Notes Indenture under which such Unsecured Notes are issued or the Bridge Facility, as applicable, contain customary terms and conditions for unsecured notes or unsecured acquisition bridge loans of similar type and of like tenor and amount and do not contain any financial covenants that are more onerous to the Parent, the Borrower and the Restricted Subsidiaries than those imposed by this Agreement or the other Loan Documents, (2) the final stated maturity date and the average life (based on the stated final maturity date and payment schedule provided at the date of issuance) of such Unsecured Notes or the Indebtedness incurred under the Bridge Facility , as applicable, shall not be earlier than 91 days after the Maturity Date (as in effect on the date of Incurrence of such Indebtedness), provided that in the case of the Bridge Facility, such Indebtedness may have a maturity date prior to the Maturity Date so long as the documents governing the Bridge Facility provide that upon the occurrence of such maturity date, such Indebtedness shall be converted on customary terms for bridge financings into term loans or any other debt securities having a maturity date that is at least 91 days after the Maturity Date, and (3) at the time of and immediately after giving effect to each incurrence of such Indebtedness, no Default shall have occurred and be continuing, and provided, further, that immediately upon any incurrence of Indebtedness permitted by this clause (j), the Borrowing Base then in effect shall be automatically reduced by an amount equal to 25% of the aggregate principal amount of such Indebtedness incurred (calculated at the face amount of the Indebtedness incurred without giving effect to any original issue discount) and (b) any Permitted Refinancing Indebtedness in respect thereof; and”

(d) Clause (i) of the proviso in Section 6.08 of the Credit Agreement is amended by inserting the words “, the Bridge Facility” immediately after the words “this Agreement, the Unsecured Notes Documents” therein.

Section 4. Conditions of Effectiveness. This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and the Majority Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment; and

(b) the Administrative Agent shall have received a certificate executed by an Authorized Officer of each of the Borrower and the Parent stating that (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and

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in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default has occurred and is continuing.

Section 5. Extent of Amendments; Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Amendment. Upon the Acquisition Closing Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

Section 6. Counterparts. This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Agreement.

Section 7. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Amendment, no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 8. Loan Document. This Amendment is a Loan Document.

Section 9. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 10. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT

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REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank and a Lender

By	/s/ Thomas E. Stelmar, Jr.
Name: Thomas E. Stelmar, Jr.
Title: Vice President

Signature Page to First Amendment

ROYAL BANK OF CANADA, as a Lender

By	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to First Amendment

BANK OF AMERICA, N.A., as a Lender

By	/s/ Michael J. Clayborne
Name: Michael J. Clayborne
Title: Vice President

Signature Page to First Amendment

SCOTIABANC INC., as a Lender

By	/s/ H. Thind
Name: H. Thind
Title: Director

Signature Page to First Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Vice President

By	/s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

Signature Page to First Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ (not legible)
Name: (not legible)
Title: Vice President

Signature Page to First Amendment

BARCLAYS BANK, PLC, as a Lender

By	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

Signature Page to First Amendment

COMERICA BANK, as a Lender

By	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

Signature Page to First Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page to First Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/s/ Matthew L. Molero
Name: Matthew L. Molero
Title: Vice President

Signature Page to First Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

Solely with respect to Sections 5 through 10:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

Signature Page to First Amendment

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP, LLC, its general partner

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name: Steven A. Hartman
Title: Senior Vice President and Chief Financial Officer

Signature Page to First Amendment